____________________________________________________

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
___________

FORM 8-K/A
___________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest reported): January 19, 2006

Worldwide Biotech and Pharmaceutical Company
(Exact name of small business issuer as specified in its charter)

Delaware	01-06914	59-0950777
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

4 Fenghui South Road, Jie Zuo Mansion, 15th Floor, A10-11501,
Xi’an, Shaanxi, P.R. China, 710075
(Address of principal executive offices)

86-29-88193339
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.)

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CF$ 240.13e-4(c))

On January 24, 2006, Worldwide Biotech & Pharmaceutical Company filed a Report on Form 8-K to report the completion of its acquisition of 51% of Hunan Hua Yang Pharmaceutical Co. Ltd., incorporated in Hunan Province of China, and 65% of Hunan Ze An Pharmaceutical Co. Ltd., incorporated in Hunan Province of China, which acquisitions closed on January 19, 2006 pursuant to two separate Reorganization Agreements. This Form 8-K/A is being filed to provide the audited financial statements of businesses acquired and Worldwide Biotech & Pharmaceutical Company pro forma consolidated financial statements. These financial statements are filed as Exhibits 99.1, 99.2 and 99.3 to this Form 8-K/A.

Section 9.01 Financial Statements and Exhibits

(a) Financial Statements of Businesses Acquired

    The required financial statements are attached hereto as Exhibits 99.1 and 99.2 and are incorporated in their entirety herein by reference.

(b) Pro Forma Financial Information

    The pro forma financial information required by this item is contained in Exhibit 99.3 to this Amendment No. 1 and is incorporated herein by reference.

(c) Exhibits

Exhibit No.	Description

99.1	Finanical Statements of Hunan Hua Yang Pharmaceutical Co. Ltd. for the years ended December 31, 2005 and 2004.

99.2	Finanical Statements of Hunan Ze An Pharmaceutical Co. Ltd. for the years ended December 31, 2005 and 2004.

99.3	Worldwide Biotech and Pharmaceutical Company and Subsidiaries Pro Forma Financial Statements for the year ended December 31, 2005 (Unaudited).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Worldwide Biotech and Pharmaceutical Company.

Dated: May 21, 2006	By:	/s/ Wenxia Guo
Wenxia Guo
President